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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

PACIFIC ALLIANCE CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51777

DELAWARE (State or other jurisdiction of incorporation) (I.R.S. Employerof incorporation)	87-0445849 (I.R.S. Employer Identification No.)
160 North 400 West NORTH SALT LAKE, UTAH (Address of principal executive offices)	84054 (Zip Code)

Registrant’s telephone number, including area code:  (801) 621-5200

N/A

(Former name or former address, if changed since last report)

986 WEST 2ND STREET, BUILDING 12-A, BAY 6, OGDEN, UT 84404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 – Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(a)(1)

Not Applicable

(a)(2)

Not Applicable

(a)(3)

Not Applicable

(b)

Effective January 10, 2012, David Knudson resigned as a Director and Secretary of the Company. Effective January 10, 2012, Dan Price resigned as a Director of the Company.

(c)(1)

Not Applicable

(c)(2)

Not Applicable

(c)(3)

Not Applicable

(d)

No persons have been appointed to fill the vacancies created by these resignations.

(d)(1)

Not Applicable

(d)(2)

Not Applicable

(d)(3)

Not Applicable

(d)(4)

Not Applicable

(d)(5)

Not Applicable

(e)

None

(f)

Not Applicable.

Item 9.01

 Financial Statements and Exhibits.

(a)

Financial Statements of businesses acquired.

Not Applicable

(b)

Proforma financial information.

Not Applicable

(c)

Shell company transactions.

Not Applicable

(d)

Exhibits.

Exhibit No.	Description

N/A	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ALLIANCE CORPORATION

 (Registrant)

Dated: January 17, 2012

By:

/S/ Steven Clark

Name:

Steven Clark

Title:

Chief Executive Officer and President

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